UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024
ROCKY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio 45764
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:      (740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of class	Trading symbol	Name of exchange on which registered
Common Stock – No Par Value	RCKY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures in Item 2.03 below relating to the execution of the ABL Agreement (as defined below) are incorporated by reference into this Item 1.01.

Item 1.02  Termination of a Material Definitive Agreement.

The disclosures in Item 2.03 below relating to the termination of the Loan and Security Agreement, dated March 15, 2021 (the “Existing Term Loan Agreement”), between Rocky Brands, Inc. and its material subsidiaries (collectively, the “Company”), and TCW Asset Management Company LLC (“TCW”), as Agent for certain term loan lenders, in connection with the closing of the ABL Agreement are incorporated by reference into this Item 1.02.

Item 2.02 Results of Operations and Financial Condition.

On April 30, 2024, Rocky Brands, Inc. ("Rocky") issued a press release entitled "Rocky Brands, Inc. Announces First Quarter 2024 Results" regarding its condensed consolidated financial results for the quarter ended March 31, 2024. A copy of Rocky's press release is furnished as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and accompanying press release is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act which are intended to be covered by the safe harbors created thereby. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of Rocky and its management. These forward-looking statements involve numerous risks and uncertainties, including, without limitation, the various risks inherent in Rocky's business as set forth in periodic reports filed with the Securities and Exchange Commission, including Rocky's annual report on Form 10-K for the year ended December 31, 2023 (filed March 15, 2024). One or more of these factors have affected historical results, and could in the future affect Rocky's businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurance that the forward-looking statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, Rocky, or any other person should not regard the inclusion of such information as a representation that the objectives and plans of Rocky will be achieved. All forward-looking statements made in this Form 8-K are based on information presently available to the management of Rocky. Rocky assumes no obligation to update any forward-looking statements.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 26, 2024, the Company entered into an Amended and Restated ABL Loan and Security Agreement (the “ABL Agreement”) with Bank of America, N.A. as Agent, Sole Lead Arranger and Sole Bookrunner and the other lenders party thereto, attached hereto as Exhibit 10.1. All capitalized terms not otherwise defined herein have the meanings ascribed thereto in the ABL Agreement.

Upon execution of, and using proceeds from, the ABL Agreement, the Company retired all amounts outstanding under, and terminated, the Existing Term Loan Agreement.

The ABL Agreement consists of a senior secured asset-based credit facility with a $175 million revolving facility (with a $50 million accordion feature) and a $50 million term loan facility. As of April 26, 2024, the Company had $162,870,805.71 in borrowings under the ABL Agreement.

Loans under the ABL Agreement bear interest at a variable rate equal to either (i) the Base Rate or (ii) Term SOFR, plus in each case an interest margin determined by the Company’s average daily availability as a percentage of the aggregate amount of revolving commitments for revolving loans and term loans, with a range of base rate margins from 0.00% to 1.75%, and a range of Term SOFR margins from 1.25% to 3.25%. Unused fees for the revolving facility are 0.25% of the unused revolving commitment.

The ABL Agreement contains one financial covenant, which requires the Company to maintain a minimum fixed charge coverage ratio (tested quarterly) of not less than 1.00:1.00, until such time as a specified portion of the term loan facility has been paid.

The obligations of the Company under ABL Agreement are secured by substantially all of the Company’s domestic property.

In addition, the ABL Agreement contains other standard affirmative and negative covenants such as those which (subject to certain thresholds) limit the ability of the Company and its subsidiaries to, among other things, incur debt, grant liens, engage in mergers, consolidations, liquidations or acquisitions, enter into new lines of business not related to the Company’s current lines of business, make certain investments, make distributions on or repurchase its equity securities, engage in transactions with affiliates, or enter into certain hedging obligations. Events of default under the ABL Agreement include, among other things, payment defaults, breaches of representations, warranties or covenants, defaults under material indebtedness, certain events of bankruptcy or insolvency, judgment defaults, certain defaults or events relating to employee benefit plans or a change in control of the Company.  The events of default would permit the lenders to terminate commitments and accelerate the maturity of borrowings under the ABL Agreement if not cured within applicable grace periods.

The foregoing description of the ABL Agreement does not purport to be complete and are qualified in its entirety by reference to the full text of the ABL Agreement, which is filed as Exhibit 10.1, attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1*
Amended and Restated ABL Loan and Security Agreement, dated April 26, 2024, between the Company and Bank of America, N.A. as Agent, Sole Arranger and Sole Bookrunner and the other lenders party thereto.

Exhibit 99**	Press Release, dated April 30, 2024 entitled "Rocky Brands, Inc. Announces First Quarter 2024 Results".
Exhibit 104	Cover Page Interactive Data File (imbedded within the Inline XBRL document)

*Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules or exhibits upon request of the U.S. Securities and Exchange Commission.

**Such press release is being "furnished" (not filed) under Item 2.02 of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2024

Rocky Brands, Inc.

/s/ Thomas D. Robertson
Thomas D. Robertson
Chief Operating Officer, Chief Financial Officer and Treasurer